 (header images)(menubar images) Objective
Capital appreciation is the primary objective in portfolio selection. Production of current income is a secondary goal.

Investment Stategy
Invests primarily in common stocks, and securities convertible into common stocks, of U.S. companies that have been selected for their growth prospects relative to their valuations. (See Prospectus for more information on investment practices).

LARGEST HOLDINGS as of 05-31-2000
Hain Food Group, Inc.	8.3%
Highwoods Properties, Inc.	6.9%
Louis Dreyfus Natural Gas, Inc.	6.7%
Downey Financial Corp.	5.6%
Camden Property Trust	5.2%
Energen Corp.	4.5%
Edwards Lifescience Corp.	3.1%
United Parcel Service	3.0%
Tootsie Roll Industries	1.9%
Washington Fed, Inc.	1.8%

TOP INDUSTRIES as of 05-31-2000
Financials	41.5%
Consumer Staples	14.1%
Technology	12.4%
Energy	9.6%
Utilities	9.4%
Health Care	7.4%
Consumer Cyclicals	3.8%
Transportation	3.0%
Communication Services	1.6%

PERFORMANCE as of 05-31-2000
Calendar Year to Date Return	-7.92%
Inception (10-11-1999 to date)	8.84%

PORTFOLIO ANALYSIS as of 05-31-2000
Net Assets	$2.266M
Number of Holdings	56
30 Day SEC Yield	1.2024%

COMPOSITION as of 05-31-2000
Common Stock	71.7%
US Agency Obligations	57.1%
Excess of Liabilities Over Other Assets	-28.8%
Fund Inception: October 11, 1999

Links:
(link) Spring 2000: Lindner Board Appoints
Co-Managers for Funds (footer images)